Exhibit 10.6
FOURTH AMENDMENT TO MANAGEMENT AGREEMENT
BETWEEN
RETAMA DEVELOPMENT CORPORATION,
RETAMA PARTNERS, LTD.
AND
RETAMA ENTERTAINMENT GROUP, INC.
DATED: DECEMBER 1, 1997
PREMISES: RETAMA PARK RACETRACK
SELMA, TEXAS
Fourth Amendment to Management Agreement
Initials
Date

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FOURTH AMENDMENT TO MANAGEMENT AGREEMENT
THIS FOURTH AMENDMENT TO MANAGEMENT AGREEMENT effective January 1, 2010 amends that certain Management Agreement dated as of December 1, 1997, between Retama Development Corporation having an office at 1 Retama Parkway, Selma, Texas 78154 (“Owner”), Retama Partners, Ltd. having an office at 1964 South Alamo, San Antonio, Texas 78204 (“License Holder”), and Retama Entertainment Group, Inc., a Texas Limited Liability Corporation, having an office at 1 Retama Parkway, Selma, Texas 78154 (“Operator”).
The Management Agreement is hereby amended as follows:
     1. The term of the Agreement outlined in Section 2.1 shall be hereby extended to November 1, 2020.
All other provisions of the Management Agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year above written.

OWNER:

RETAMA DEVELOPMENT CORPORATION

	By:	/s/ Gary P. Baber Name: Gary P. Baber
Title: Chairman

OPERATOR:

RETAMA ENTERTAINMENT GROUP

	By:	/s/ Bryan P. Brown Name: Bryan P. Brown
Title: CEO
Fourth Amendment to Management Agreement
Initials
Date

28